Exhibit 99.2
Reinsurance Group of America, Incorporated®
Financial Supplement
Third Quarter 2009
(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address	Contacts:
1370 Timberlake Manor Parkway	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017		Senior Executive Vice President
U.S.A.		and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 736-7243
e-mail: jhayden@rgare.com
Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA.”
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
3rd Quarter 2009
Table of Contents
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
Additionally, RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Highlights
Third Quarter 2009

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands, except inforce & per share data)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Net premiums	$1,405,179	$1,375,181	$1,346,047	$1,389,091	$1,303,590	$101,589	$4,126,407	$3,960,210	$166,197
Net income — continuing operations	118,208	153,179	23,290	15,170	25,250	92,958	294,677	172,645	122,032
Operating income	114,571	130,562	67,355	99,966	118,542	(3,971)	312,488	299,187	13,301
Total assets	24,162,113	22,649,349	21,634,314	21,658,818	21,844,347	2,317,766

Assumed Ordinary Life Reinsurance in Force (in billions)
U.S.	$1,281.9	$1,280.5	$1,285.6	$1,274.5	$1,265.6	$16.3	$1,281.9	$1,265.6	$16.3
Canada	261.1	234.3	209.9	209.5	231.4	29.7	261.1	231.4	29.7
Europe & South Africa	388.2	382.9	332.8	325.2	368.9	19.3	388.2	368.9	19.3
Asia Pacific	343.4	321.6	293.0	298.9	310.6	32.8	343.4	310.6	32.8

Total Life Reinsurance in Force	$2,274.6	$2,219.3	$2,121.3	$2,108.1	$2,176.5	$98.1	$2,274.6	$2,176.5	$98.1

Assumed New Business Production (in billions)
U.S.	$31.2	$25.8	$35.5	$33.7	$30.5	$0.7	$92.5	$100.7	$(8.2)
Canada	10.5	9.6	9.9	12.1	14.5	(4.0)	30.0	39.1	(9.1)
Europe & South Africa	19.9	22.7	36.0	28.2	21.4	(1.5)	78.6	59.3	19.3
Asia Pacific	8.6	3.3	3.8	9.2	7.5	1.1	15.7	22.7	(7.0)

Total New Business Production	$70.2	$61.4	$85.2	$83.2	$73.9	$(3.7)	$216.8	$221.8	$(5.0)

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$1.62	$2.11	$0.32	$0.22	$0.41	$1.21	$4.05	$2.77	$1.28
Operating income	$1.57	$1.79	$0.93	$1.45	$1.90	$(0.33)	$4.30	$4.81	$(0.51)
Diluted earnings per share from continuing operations
Net income	$1.61	$2.10	$0.32	$0.22	$0.40	$1.21	$4.03	$2.70	$1.33
Operating income	$1.56	$1.79	$0.92	$1.45	$1.86	$(0.30)	$4.28	$4.68	$(0.40)

Wgt. average common shares outstanding (basic)	72,781	72,770	72,710	68,831	62,323	10,458	72,754	62,251	10,503
Wgt. average common shares outstanding (diluted)	73,286	72,939	72,884	69,176	63,607	9,679	73,037	63,940	9,097

Common shares issued	73,363	73,364	73,363	73,363	63,128	10,235	73,363	63,128
Treasury shares	573	589	600	741	803	(230)	573	803
Common shares outstanding	72,790	72,775	72,763	72,622	62,325	10,465	72,790	62,325

Book value per share	$51.83	$42.59	$33.99	$36.03	$41.83
Per share effect of accumulated other comprehensive income (AOCI)	$4.36	$(3.31)	$(9.79)	$(7.55)	$(3.56)
Book value per share, excluding AOCI	$47.47	$45.90	$43.78	$43.58	$45.39
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,405,179	$1,375,181	$1,346,047	$1,389,091	$1,303,590	$101,589	$4,126,407	$3,960,210	$166,197
Investment income, net of related expenses	299,471	284,636	223,196	196,634	220,248	79,223	807,303	674,642	132,661
Investment related gains (losses), net
OTTI on fixed maturity securities	(16,945)	(36,942)	(34,395)	(15,226)	(92,388)	75,443	(88,282)	(98,087)	9,805
OTTI on fixed maturity securities transferred to/from AOCI	(4,000)	16,135	—	—	—	(4,000)	12,135	—	12,135
Other investment related gains (losses), net	63,304	98,995	(37,867)	(228,333)	(148,919)	212,223	124,432	(305,559)	429,991

Total investment related gains (losses), net	42,359	78,188	(72,262)	(243,559)	(241,307)	283,666	48,285	(403,646)	451,931
Other revenue	31,972	75,161	33,859	25,869	27,764	4,208	140,992	81,962	59,030

Total revenues	1,778,981	1,813,166	1,530,840	1,368,035	1,310,295	468,686	5,122,987	4,313,168	809,819

Benefits and expenses:
Claims and other policy benefits	1,155,811	1,123,696	1,169,744	1,150,645	1,062,948	92,863	3,449,251	3,311,287	137,964
Interest credited	85,153	72,897	36,909	86,989	9,293	75,860	194,959	146,190	48,769
Policy acquisition costs and other insurance expenses	271,789	308,403	198,801	27,529	124,836	146,953	778,993	330,370	448,623
Other operating expenses	76,403	71,095	66,749	53,694	63,886	12,517	214,247	189,223	25,024
Interest expense	5,243	19,595	22,117	21,552	9,935	(4,692)	46,955	54,609	(7,654)
Collateral finance facility expense	2,031	2,057	2,314	7,432	6,851	(4,820)	6,402	21,291	(14,889)

Total benefits and expenses	1,596,430	1,597,743	1,496,634	1,347,841	1,277,749	318,681	4,690,807	4,052,970	637,837

Income before income taxes — continuing operations	182,551	215,423	34,206	20,194	32,546	150,005	432,180	260,198	171,982

Income tax expense	64,343	62,244	10,916	5,024	7,296	57,047	137,503	87,553	49,950

Income — continuing operations	118,208	153,179	23,290	15,170	25,250	92,958	294,677	172,645	122,032
Loss from discontinued operations	—	—	—	(5,809)	(22)	22	—	(5,210)	5,210

Net income	$118,208	$153,179	$23,290	$9,361	$25,228	$92,980	$294,677	$167,435	$127,242

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	182,551	215,423	34,206	20,194	32,546	150,005	432,180	260,198	171,982
Investment and derivative losses (gains) — non-operating (1)	20,616	148,794	68,312	(146,818)	99,801	(79,185)	237,722	102,625	135,097
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(51,454)	(64,337)	40,425	161,021	106,797	(158,251)	(75,366)	266,777	(342,143)
GMXB embedded derivatives (1)	(10,127)	(161,237)	(35,213)	230,775	35,772	(45,899)	(206,577)	36,707	(243,284)
EIA embedded derivatives — interest credited	(5,248)	(12,772)	(8,124)	48,896	(43,871)	38,623	(26,144)	11,367	(37,511)
EIA embedded derivatives — policy acq. costs	191	1,748	1,304	(5,697)	8,274	(8,083)	3,243	(1,426)	4,669
DAC offset, net	40,780	92,846	1,529	(157,941)	(63,394)	104,174	135,155	(221,512)	356,667
Gain on debt repurchase	—	(38,875)	—	—	—	—	(38,875)	—	(38,875)

Operating Income Before Income Taxes	$177,309	$181,590	$102,439	$150,430	$175,925	$1,384	$461,338	$454,736	$6,602

After-tax Operating Income Reconciliation:
Income — continuing operations	118,208	153,179	23,290	15,170	25,250	92,958	294,677	172,645	122,032
Investment and derivative losses (gains) — non-operating (1)	13,170	96,091	44,117	(95,289)	64,967	(51,797)	153,378	66,798	86,580
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(33,445)	(41,819)	26,276	104,664	69,418	(102,863)	(48,988)	173,405	(222,393)
GMXB embedded derivatives (1)	(6,582)	(104,805)	(22,888)	150,003	23,252	(29,834)	(134,275)	23,860	(158,135)
EIA embedded derivatives — interest credited	(3,412)	(8,301)	(5,281)	31,782	(28,516)	25,104	(16,994)	7,389	(24,383)
EIA embedded derivatives — policy acq. costs	124	1,136	848	(3,703)	5,378	(5,254)	2,108	(927)	3,035
DAC offset, net	26,508	60,350	993	(102,661)	(41,207)	67,715	87,851	(143,983)	231,834
Gain on debt repurchase	—	(25,269)	—	—	—	—	(25,269)	—	(25,269)

Operating Income	$114,571	$130,562	$67,355	$99,966	$118,542	$(3,971)	$312,488	$299,187	$13,301

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands, except per share data)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,405,179	$1,375,181	$1,346,047	$1,389,091	$1,303,590	$101,589	$4,126,407	$3,960,210	$166,197
Investment income, net of related expenses	299,471	284,636	223,196	196,634	220,248	79,223	807,303	674,642	132,661
Investment related gains (losses), net	1,394	1,408	1,262	1,419	1,063	331	4,064	2,463	1,601
Other revenue	31,972	36,286	33,859	25,869	27,764	4,208	102,117	81,962	20,155

Total revenues	1,738,016	1,697,511	1,604,364	1,613,013	1,552,665	185,351	5,039,891	4,719,277	320,614

Benefits and expenses:
Claims and other policy benefits	1,155,811	1,123,696	1,169,744	1,150,645	1,062,948	92,863	3,449,251	3,311,287	137,964
Interest credited	90,401	85,669	45,033	38,093	53,164	37,237	221,103	134,823	86,280
Policy acquisition costs and other insurance expenses	230,818	213,809	195,968	191,167	179,956	50,862	640,595	553,308	87,287
Other operating expenses	76,403	71,095	66,749	53,694	63,886	12,517	214,247	189,223	25,024
Interest expense	5,243	19,595	22,117	21,552	9,935	(4,692)	46,955	54,609	(7,654)
Collateral finance facility expense	2,031	2,057	2,314	7,432	6,851	(4,820)	6,402	21,291	(14,889)

Total benefits and expenses	1,560,707	1,515,921	1,501,925	1,462,583	1,376,740	183,967	4,578,553	4,264,541	314,012

Operating income before income taxes	177,309	181,590	102,439	150,430	175,925	1,384	461,338	454,736	6,602

Operating income tax expense	62,738	51,028	35,084	50,464	57,383	5,355	148,850	155,549	(6,699)

Operating income	$114,571	$130,562	$67,355	$99,966	$118,542	$(3,971)	$312,488	$299,187	$13,301

Wgt. Average Common Shares Outstanding (Diluted)	73,286	72,939	72,884	69,176	63,607	9,679	73,037	63,940	9,097

Diluted Earnings Per Share — Operating Income	$1.56	$1.79	$0.92	$1.45	$1.86	$(0.30)	$4.28	$4.68	$(0.40)

Foreign currency effect on*:
Net premiums	$(41,517)	$(103,209)	$(144,690)	$(111,669)	$(5,676)	$(35,841)	$(289,416)	$61,351	$(350,767)
Operating income before income taxes	$(1,564)	$(9,666)	$(10,993)	$(17,348)	$(1,337)	$(227)	$(22,223)	$12,141	$(34,364)

*	Represents effect as compared to comparable prior year period

Quarterly Financial Supplement	Page 4

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008
Assets
Fixed maturity securities (available for sale):	$10,986,825	$9,842,793	$8,831,920	$8,531,804	$9,121,953
Mortgage loans on real estate	736,982	757,501	764,038	775,050	782,282
Policy loans	1,079,051	1,085,752	1,081,030	1,096,713	1,048,517
Funds withheld at interest	4,820,534	4,675,191	4,505,054	4,520,398	4,806,642
Short-term investments	89,372	53,953	54,552	58,123	32,520
Other invested assets	516,079	482,028	582,784	628,649	432,982

Total investments	18,228,843	16,897,218	15,819,378	15,610,737	16,224,896
Cash and cash equivalents	546,882	416,947	586,542	875,403	412,255
Accrued investment income	151,744	119,411	118,140	87,424	138,414
Premiums receivable and other reinsurance balances	808,719	743,643	657,647	640,235	691,120
Reinsurance ceded receivables	714,761	738,926	746,736	735,155	746,790
Deferred policy acquisition costs	3,604,148	3,615,456	3,602,857	3,610,334	3,498,152
Other assets	107,016	117,748	103,014	99,530	132,720

Total assets	$24,162,113	$22,649,349	$21,634,314	$21,658,818	$21,844,347

Liabilities and Stockholders’ Equity
Future policy benefits	$7,405,615	$7,054,930	$6,636,919	$6,431,530	$6,552,508
Interest-sensitive contract liabilities	7,446,900	7,454,907	7,613,489	7,690,942	7,517,782
Other policy claims and benefits	2,202,428	2,046,887	1,956,834	1,923,018	2,064,578
Other reinsurance balances	153,627	144,234	197,695	173,645	127,021
Deferred income taxes	675,679	456,701	251,261	310,360	399,669
Other liabilities	679,347	566,805	577,909	585,199	548,844
Short-term debt	—	—	—	—	95,000
Long-term debt	816,648	816,575	917,913	918,246	922,994
Collateral finance facility	850,025	850,014	850,019	850,035	850,094
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,168	159,123	159,081	159,035	158,990

Total liabilities	20,389,437	19,550,176	19,161,120	19,042,010	19,237,480

Stockholders’ Equity:
Common stock, at par value	734	734	734	734	631
Warrants	66,912	66,912	66,912	66,914	66,915
Additional paid-in-capital	1,460,361	1,457,711	1,455,022	1,450,041	1,118,288
Retained earnings	1,952,934	1,841,497	1,691,292	1,682,087	1,679,568
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	185,570	105,631	(3,050)	19,794	143,729
Unrealized appreciation (depreciation) of securities, net of income taxes	145,166	(332,664)	(695,070)	(553,407)	(358,273)
Pension and postretirement benefits, net of income taxes	(13,354)	(14,373)	(14,456)	(14,658)	(7,790)

Total stockholders’ equity before treasury stock	3,798,323	3,125,448	2,501,384	2,651,505	2,643,068
Less treasury shares	(25,647)	(26,275)	(28,190)	(34,697)	(36,201)

Total stockholders’ equity	3,772,676	3,099,173	2,473,194	2,616,808	2,606,867

Total liabilities and stockholders’ equity	$24,162,113	$22,649,349	$21,634,314	$21,658,818	$21,844,347

Total stockholders’ equity, excluding AOCI	$3,455,294	$3,340,579	$3,185,770	$3,165,079	$2,829,201

Quarterly Financial Supplement	Page 5

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$801,406	$807,181	$786,748	$874,348	$740,502	$60,904	$2,395,335	$2,218,726	$176,609
Investment income, net of related expenses	107,088	104,616	102,561	100,033	99,991	7,097	314,265	294,884	19,381
Other revenue	586	920	570	(193)	(42)	628	2,076	570	1,506

Total revenues	909,080	912,717	889,879	974,188	840,451	68,629	2,711,676	2,514,180	197,496

Benefits and expenses:
Claims and other policy benefits	686,057	668,870	695,932	753,545	632,258	53,799	2,050,859	1,908,418	142,441
Interest credited	15,983	15,701	15,233	15,513	15,221	762	46,917	44,935	1,982
Policy acquisition costs and other insurance expenses	108,685	115,325	91,533	118,637	107,199	1,486	315,543	296,480	19,063
Other operating expenses	13,692	12,600	14,603	9,828	12,756	936	40,895	38,115	2,780

Total benefits and expenses	824,417	812,496	817,301	897,523	767,434	56,983	2,454,214	2,287,948	166,266

Operating income before income taxes	84,663	100,221	72,578	76,665	73,017	11,646	257,462	226,232	31,230

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	84,663	100,221	72,578	76,665	73,017	11,646	257,462	226,232	31,230
Investment and Derivative (losses) gains — non-operating	(20,880)	(16,934)	(38,228)	(6,694)	(62,065)	41,185	(76,042)	(65,210)	(10,832)

Income before income taxes	$63,783	$83,287	$34,350	$69,971	$10,952	$52,831	$181,420	$161,022	$20,398

Loss and Expense Ratios:
Claims and other policy benefits	85.6%	82.9%	88.5%	86.2%	85.4%	0.2%	85.6%	86.0%	-0.4%
Policy acquisition costs and other insurance expenses	13.6%	14.3%	11.6%	13.6%	14.5%	-0.9%	13.2%	13.4%	-0.2%
Other operating expenses	1.7%	1.6%	1.9%	1.1%	1.7%	0.0%	1.7%	1.7%	0.0%

Quarterly Financial Supplement	Page 6

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands except account values)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$1,744	$1,639	$1,709	$1,584	$1,719	$25	$5,092	$4,974	$118
Investment income, net of related expenses	115,777	105,167	55,827	26,428	43,727	72,050	276,771	149,678	127,093
Investment related gains (losses), net	(19)	(8)	—	—	—	(19)	(27)	—	(27)
Other revenue	19,452	16,962	15,123	16,018	15,051	4,401	51,537	40,757	10,780

Total revenues	136,954	123,760	72,659	44,030	60,497	76,457	333,373	195,409	137,964

Benefits and expenses:
Claims and other policy benefits	872	(341)	1,274	8,151	2,040	(1,168)	1,805	3,090	(1,285)
Interest credited	74,418	69,941	29,752	22,512	37,866	36,552	174,111	89,591	84,520
Policy acquisition costs and other insurance expenses	39,397	35,910	42,476	14,535	10,077	29,320	117,783	73,231	44,552
Other operating expenses	2,537	2,265	2,898	1,649	2,167	370	7,700	6,341	1,359

Total benefits and expenses	117,224	107,775	76,400	46,847	52,150	65,074	301,399	172,253	129,146

Operating income before income taxes	19,730	15,985	(3,741)	(2,817)	8,347	11,383	31,974	23,156	8,818

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	19,730	15,985	(3,741)	(2,817)	8,347	11,383	31,974	23,156	8,818
Investment and derivative (losses) gains — non- operating (1)	(7,714)	(139,792)	(23,360)	159,276	10,289	(18,003)	(170,866)	12,606	(183,472)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	51,454	64,337	(40,425)	(161,021)	(106,797)	158,251	75,366	(266,777)	342,143
GMXB embedded derivatives (1)	10,127	161,237	35,213	(230,775)	(35,772)	45,899	206,577	(36,707)	243,284
EIA embedded derivatives — interest credited	5,248	12,772	8,124	(48,896)	43,871	(38,623)	26,144	(11,367)	37,511
EIA embedded derivatives — policy acq. costs	(191)	(1,748)	(1,304)	5,697	(8,274)	8,083	(3,243)	1,426	(4,669)
DAC offset, net	(40,780)	(92,846)	(1,529)	157,941	63,394	(104,174)	(135,155)	221,512	(356,667)

Income before income taxes	$37,874	$19,945	$(27,022)	$(120,595)	$(24,942)	$62,816	$30,797	$(56,151)	$86,948

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 7

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2009	2009	2009	2008	2008
Annuity account values (in millions):

Fixed annuities (deferred)	$1,364	$1,374	$1,406	$1,625	$1,670

Net interest spread (fixed annuities)	2.8%	2.7%	2.4%	1.9%	1.9%

Equity-indexed annuities	$3,940	$3,885	$3,813	$3,806	$3,677

Variable annuities:
No riders	$1,195	$1,090	$1,041	$1,063	$1,251
GMDB only	75	65	58	54	49
GMIB only	6	5	4	4	4
GMAB only	60	54	48	44	45
GMWB only	1,501	1,327	1,180	795	708
GMDB / WB	415	361	316	287	257
Other	33	30	26	24	26

Total VA account values	$3,285	$2,932	$2,673	$2,271	$2,340

Fair value of living benefit riders	$70	$80	$241	$276	$46

Other annuities	$199	$199	$199	$199	$199

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Investment income, net of related expenses	$(56)	$(99)	$(65)	$—	$192	$(248)	$(220)	$588	$(808)
Other revenue	3,871	4,118	6,571	4,578	3,644	227	14,560	10,702	3,858

Total revenues	3,815	4,019	6,506	4,578	3,836	(21)	14,340	11,290	3,050

Benefits and expenses:
Policy acquisition costs and other insurance expenses	289	262	338	341	252	37	889	700	189
Other operating expenses	779	801	679	577	747	32	2,259	2,160	99

Total benefits and expenses	1,068	1,063	1,017	918	999	69	3,148	2,860	288

Operating income before income taxes	2,747	2,956	5,489	3,660	2,837	(90)	11,192	8,430	2,762

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	2,747	2,956	5,489	3,660	2,837	(90)	11,192	8,430	2,762
Investment and Derivative (losses) gains — non-operating	2	38	32	(110)	(136)	138	72	(139)	211

Income before income taxes	$2,749	$2,994	$5,521	$3,550	$2,701	$48	$11,264	$8,291	$2,973

Quarterly Financial Supplement	Page 9

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$153,430	$154,862	$138,056	$126,819	$128,930	$24,500	$446,348	$407,452	$38,896
Investment income, net of related expenses	34,412	32,115	30,360	32,873	35,836	(1,424)	96,887	107,561	(10,674)
Investment related gains (losses), net	1,448	1,433	1,262	1,419	1,063	385	4,143	2,463	1,680
Other revenue	(69)	(618)	1,697	826	4,289	(4,358)	1,010	17,506	(16,496)

Total revenues	189,221	187,792	171,375	161,937	170,118	19,103	548,388	534,982	13,406

Benefits and expenses:
Claims and other policy benefits	123,357	128,312	115,635	102,316	104,339	19,018	367,304	353,756	13,548
Interest credited	—	27	48	68	77	(77)	75	297	(222)
Policy acquisition costs and other insurance expenses	38,244	36,367	33,067	30,634	27,591	10,653	107,678	79,543	28,135
Other operating expenses	5,798	5,523	4,868	5,591	6,132	(334)	16,189	17,477	(1,288)

Total benefits and expenses	167,399	170,229	153,618	138,609	138,139	29,260	491,246	451,073	40,173

Operating income before income taxes	21,822	17,563	17,757	23,328	31,979	(10,157)	57,142	83,909	(26,767)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	21,822	17,563	17,757	23,328	31,979	(10,157)	57,142	83,909	(26,767)
Investment and Derivative (losses) gains — non-operating	(2,975)	7,951	(1,571)	(1,244)	(2,246)	(729)	3,405	(3,727)	7,132

Income before income taxes	$18,847	$25,514	$16,186	$22,084	$29,733	$(10,886)	$60,547	$80,182	$(19,635)

Loss and Expense Ratios:
Loss ratios (creditor business)	37.7%	44.1%	41.2%	35.5%	42.3%	-4.6%	41.1%	57.4%	-16.3%
Loss ratios (excluding creditor business)	94.9%	98.6%	99.4%	91.4%	89.1%	5.8%	97.6%	93.3%	4.3%
Claims and other policy benefits / (net premiums + investment income)	65.7%	68.6%	68.7%	64.1%	63.3%	2.4%	67.6%	68.7%	-1.1%
Policy acquisition costs and other insurance expenses	24.9%	23.5%	24.0%	24.2%	21.4%	3.5%	24.1%	19.5%	4.6%
Other operating expenses	3.8%	3.6%	3.5%	4.4%	4.8%	-1.0%	3.6%	4.3%	-0.7%

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

Foreign currency effect on*:
Net premiums	$(7,826)	$(22,954)	$(32,673)	$(29,546)	$626	$(8,452)	$(63,453)	$31,778	$(95,231)
Operating income before income taxes	$(1,048)	$(3,697)	$(5,477)	$(6,164)	$(264)	$(784)	$(10,222)	$6,848	$(17,070)

*	Represents effect as compared to comparable prior year period

Quarterly Financial Supplement	Page 10

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$204,169	$180,017	$173,256	$156,898	$176,184	$27,985	$557,442	$550,870	$6,572
Investment income, net of related expenses	8,502	8,120	6,749	7,599	9,065	(563)	23,371	25,394	(2,023)
Other revenue	102	538	260	240	33	69	900	161	739

Total revenues	212,773	188,675	180,265	164,737	185,282	27,491	581,713	576,425	5,288

Benefits and expenses:
Claims and other policy benefits	164,118	147,018	144,218	106,776	122,521	41,597	455,354	425,516	29,838
Policy acquisition costs and other insurance expenses	21,277	10,369	10,817	14,607	21,559	(282)	42,463	54,815	(12,352)
Other operating expenses	20,665	18,911	17,117	16,945	15,708	4,957	56,693	48,130	8,563

Total benefits and expenses	206,060	176,298	172,152	138,328	159,788	46,272	554,510	528,461	26,049

Operating income before income taxes	6,713	12,377	8,113	26,409	25,494	(18,781)	27,203	47,964	(20,761)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,713	12,377	8,113	26,409	25,494	(18,781)	27,203	47,964	(20,761)
Investment and Derivative (losses) gains — non-operating	268	(14)	422	(4,598)	(4,703)	4,971	676	(4,089)	4,765

Income before income taxes	$6,981	$12,363	$8,535	$21,811	$20,791	$(13,810)	$27,879	$43,875	$(15,996)

Loss and Expense Ratios:
Claims and other policy benefits	80.4%	81.7%	83.2%	68.1%	69.5%	10.9%	81.7%	77.2%	4.5%
Policy acquisition costs and other insurance expenses	10.4%	5.8%	6.2%	9.3%	12.2%	-1.8%	7.6%	10.0%	-2.4%
Other operating expenses	10.1%	10.5%	9.9%	10.8%	8.9%	1.2%	10.2%	8.7%	1.5%

Foreign currency effect on*:
Net premiums	$(24,713)	$(41,195)	$(56,890)	$(43,150)	$(9,380)	$(15,333)	$(122,798)	$(4,545)	$(118,253)
Operating income before income taxes	$(614)	$(1,747)	$(3,991)	$(7,816)	$(2,015)	$1,401	$(6,352)	$(738)	$(5,614)

Critical illness net premiums	$54,206	$52,697	$46,323	$49,471	$59,227	$(5,021)	$153,226	$186,953	$(33,727)

*	Represents effect as compared to comparable prior year period

Quarterly Financial Supplement	Page 11

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$242,350	$229,430	$243,728	$227,666	$254,497	$(12,147)	$715,508	$773,148	$(57,640)
Investment income, net of related expenses	15,654	14,877	12,697	11,317	12,272	3,382	43,228	36,083	7,145
Other revenue	4,942	4,471	9,729	5,106	2,811	2,131	19,142	7,214	11,928

Total revenues	262,946	248,778	266,154	244,089	269,580	(6,634)	777,878	816,445	(38,567)

Benefits and expenses:
Claims and other policy benefits	182,070	179,556	212,414	178,989	201,707	(19,637)	574,040	620,387	(46,347)
Policy acquisition costs and other insurance expenses	31,833	26,526	30,429	25,556	25,053	6,780	88,788	81,520	7,268
Other operating expenses	21,072	18,031	16,171	17,235	17,774	3,298	55,274	48,677	6,597

Total benefits and expenses	234,975	224,113	259,014	221,780	244,534	(9,559)	718,102	750,584	(32,482)

Operating income before income taxes	27,971	24,665	7,140	22,309	25,046	2,925	59,776	65,861	(6,085)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	27,971	24,665	7,140	22,309	25,046	2,925	59,776	65,861	(6,085)
Investment and Derivative (losses) gains — non-operating	2,954	855	(3,567)	2,156	(3,821)	6,775	242	(4,817)	5,059

Income before income taxes	$30,925	$25,520	$3,573	$24,465	$21,225	$9,700	$60,018	$61,044	$(1,026)

Loss and Expense Ratios:
Claims and other policy benefits	75.1%	78.3%	87.2%	78.6%	79.3%	-4.2%	80.2%	80.2%	0.0%
Policy acquisition costs and other insurance expenses	13.1%	11.6%	12.5%	11.2%	9.8%	3.3%	12.4%	10.5%	1.9%
Other operating expenses	8.7%	7.9%	6.6%	7.6%	7.0%	1.7%	7.7%	6.3%	1.4%

Foreign currency effect on*:
Net premiums	$(8,996)	$(39,082)	$(55,173)	$(39,028)	$3,036	$(12,032)	$(103,251)	$34,021	$(137,272)
Operating income before income taxes	$791	$(2,785)	$(246)	$(1,972)	$1,078	$(287)	$(2,240)	$5,500	$(7,740)

Critical illness net premiums	$45,473	$29,223	$54,152	$48,591	$51,979	$(6,506)	$128,848	$165,190	$(36,342)

*	Represents effect as compared to comparable prior year period

Quarterly Financial Supplement	Page 12

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income
(Includes A&H beginning 1/1/09)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Revenues:
Net premiums	$2,080	$2,052	$2,550	$1,776	$1,758	$322	$6,682	$5,040	$1,642
Investment income, net of related expenses	18,094	19,840	15,067	18,384	19,165	(1,071)	53,001	60,454	(7,453)
Investment related gains (losses), net	(35)	(17)	—	—	—	(35)	(52)	—	(52)
Other revenue	3,088	9,895	(91)	(706)	1,978	1,110	12,892	5,052	7,840

Total revenues	23,227	31,770	17,526	19,454	22,901	326	72,523	70,546	1,977

Benefits and expenses:
Claims and other policy benefits	(663)	281	271	868	83	(746)	(111)	120	(231)
Policy acquisition costs and other insurance expenses	(8,907)	(10,950)	(12,692)	(13,143)	(11,775)	2,868	(32,549)	(32,981)	432
Other operating expenses	11,860	12,964	10,413	1,869	8,602	3,258	35,237	28,323	6,914
Interest expense	5,243	19,595	22,117	21,552	9,935	(4,692)	46,955	54,609	(7,654)
Collateral finance facility expense	2,031	2,057	2,314	7,432	6,851	(4,820)	6,402	21,291	(14,889)

Total benefits and expenses	9,564	23,947	22,423	18,578	13,696	(4,132)	55,934	71,362	(15,428)

Operating income before income taxes	13,663	7,823	(4,897)	876	9,205	4,458	16,589	(816)	17,405

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	13,663	7,823	(4,897)	876	9,205	4,458	16,589	(816)	17,405
Investment and Derivative (losses) gains — non-operating	7,729	(898)	(2,040)	(1,968)	(37,119)	44,848	4,791	(37,249)	42,040
Gain on debt repurchase	—	38,875	—	—	—	—	38,875	—	38,875

Income before income taxes	$21,392	$45,800	$(6,937)	$(1,092)	$(27,914)	$49,306	$60,255	$(38,065)	$98,320

Foreign currency effect on*:
Net premiums	$18	$22	$46	$55	$42	$(24)	$86	$97	$(11)
Operating income before income taxes	$(693)	$(1,437)	$(1,279)	$(1,396)	$(136)	$(557)	$(3,409)	$531	$(3,940)

*	Represents effect as compared to comparable prior year period

Quarterly Financial Supplement	Page 13

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
U.S. Traditional	$84,663	$100,221	$72,578	$76,665	$73,017	$11,646	$257,462	$226,232	$31,230
U.S. Asset Intensive	19,730	15,985	(3,741)	(2,817)	8,347	11,383	31,974	23,156	8,818
U.S. Financial Reinsurance	2,747	2,956	5,489	3,660	2,837	(90)	11,192	8,430	2,762

Total U.S. Segment	107,140	119,162	74,326	77,508	84,201	22,939	300,628	257,818	42,810
Canadian Segment	21,822	17,563	17,757	23,328	31,979	(10,157)	57,142	83,909	(26,767)
Europe & South Africa Segment	6,713	12,377	8,113	26,409	25,494	(18,781)	27,203	47,964	(20,761)
Asia Pacific Segment	27,971	24,665	7,140	22,309	25,046	2,925	59,776	65,861	(6,085)
Corporate and Other	13,663	7,823	(4,897)	876	9,205	4,458	16,589	(816)	17,405

Consolidated	$177,309	$181,590	$102,439	$150,430	$175,925	$1,384	$461,338	$454,736	$6,602

Quarterly Financial Supplement	Page 14

Reinsurance Group of America, Incorporated
Investments

Cash and Invested Assets
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008
Fixed maturity securities, available-for-sale	$10,986,825	$9,842,793	$8,831,920	$8,531,804	$9,121,953
Mortgage loans on real estate	736,982	757,501	764,038	775,050	782,282
Policy loans	1,079,051	1,085,752	1,081,030	1,096,713	1,048,517
Funds withheld at interest	4,820,534	4,675,191	4,505,054	4,520,398	4,806,642
Short-term investments	89,372	53,953	54,552	58,123	32,520
Other invested assets	516,079	482,028	582,784	628,649	432,982
Cash and cash equivalents	546,882	416,947	586,542	875,403	412,255

Total cash and invested assets	$18,775,725	$17,314,165	$16,405,920	$16,486,140	$16,637,151

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Average invested assets at amortized cost	$13,340,365	$12,976,510	$12,776,598	$12,245,727	$12,185,216	$1,155,149	$12,816,614	$11,632,451	$1,184,163
Net investment income	$186,457	$183,823	$174,300	$177,358	$179,193	$7,264	$544,580	$523,681	$20,899
Investment yield (ratio of net investment income to average invested assets)	5.71%	5.79%	5.57%	5.92%	6.01%	-0.30%	5.71%	6.05%	-0.34%

Quarterly Financial Supplement	Page 15

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

September 30, 2009						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$3,703,343	$204,678	$203,884	$3,704,137	33.7%
Canadian and Canadian provincial governments	1,859,671	498,065	4,925	2,352,811	21.4%	—
Residential mortgage-backed securities	1,350,539	39,341	60,812	1,329,068	12.1%	(12,038)
Foreign corporate securities	1,572,534	93,221	36,536	1,629,219	14.8%	—
Asset-backed securities	545,194	10,656	106,598	449,252	4.1%	(2,628)
Commercial mortgage-backed securities	1,086,558	16,769	220,977	882,350	8.0%	(4,333)
U.S. government and agencies	93,058	2,782	131	95,709	0.9%	—
State and political subdivisions	107,450	2,043	10,115	99,378	0.9%	—
Other foreign government securities	452,175	5,497	12,771	444,901	4.1%	—

Total fixed maturity securities	$10,770,522	$873,052	$656,749	$10,986,825	100.0%	$(18,999)

Non-redeemable preferred stock	157,341	2,637	29,212	130,766	74.4%
Common stock	44,670	1,615	1,253	45,032	25.6%

Total equity securities	$202,011	$4,252	$30,465	$175,798	100.0%

December 31, 2008
				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
(USD thousands)	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,577,116	$34,262	$598,745	$3,012,633	35.3%
Canadian and Canadian provincial governments	1,500,511	397,899	7,171	1,891,239	22.2%
Residential mortgage-backed securities	1,231,123	24,838	106,776	1,149,185	13.5%
Foreign corporate securities	1,112,018	14,335	152,920	973,433	11.4%
Asset-backed securities	484,577	2,098	147,297	339,378	4.0%
Commercial mortgage-backed securities	1,085,062	2,258	326,730	760,590	8.9%
U.S. government and agencies	7,555	876	—	8,431	0.1%
State and political subdivisions	46,537	—	7,883	38,654	0.4%
Other foreign government securities	338,349	20,062	150	358,261	4.2%

Total fixed maturity securities	$9,382,848	$496,628	$1,347,672	$8,531,804	100.0%

Non-redeemable preferred stock	187,510	49	64,160	123,399	77.4%
Common stock	40,582	—	4,607	35,975	22.6%

Total equity securities	$228,092	$49	$68,767	$159,374	100.0%

Quarterly Financial Supplement	Page 16

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	September 30, 2009				December 31, 2008
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings
Financial Institutions
Banking	$1,333,801	$1,256,795	22.8%	A	$1,138,663	$924,098	22.2%	A
Brokerage	77,934	76,595	1.4%	BBB+	104,169	96,516	2.3%	A
Finance Comp.	249,085	241,981	4.4%	A	278,132	228,659	5.5%	A+
Insurance	381,626	363,956	6.6%	A-	309,703	222,116	5.4%	A-
REITs	176,056	172,821	3.1%	BBB	153,626	110,172	2.7%	BBB+
Other Finance	208,016	183,901	3.3%	A-	191,650	140,161	3.4%	A

Total Financial Institutions	2,426,518	2,296,049	41.6%		2,175,943	1,721,722	41.5%
Industrials
Basic	259,082	272,126	4.9%	BBB	213,540	173,826	4.2%	BBB+
Capital Goods	215,790	229,028	4.2%	BBB+	187,041	172,958	4.2%	A-
Communications	477,163	527,670	9.6%	BBB+	449,334	425,633	10.3%	BBB+
Consumer Cyclical	243,525	244,337	4.5%	BBB	244,476	198,485	4.8%	BBB+
Consumer Noncyclical	374,946	405,596	7.4%	BBB+	341,126	323,239	7.8%	BBB+
Energy	333,446	358,931	6.5%	BBB+	248,579	215,634	5.2%	BBB+
Technology	87,266	95,969	1.7%	BBB+	55,043	43,998	1.1%	BBB+
Transportation	214,674	217,541	3.9%	BBB	217,515	190,303	4.6%	BBB+
Other Industrial	61,764	38,668	0.7%	BBB-	55,898	28,314	0.7%	BBB+

Total Industrials	2,267,656	2,389,866	43.4%		2,012,552	1,772,390	42.9%
Utilities
Electric	491,433	510,247	9.3%	BBB+	446,048	399,235	9.6%	BBB+
Natural Gas	241,566	260,304	4.7%	BBB+	200,636	174,308	4.2%	BBB+
Other Utility	27,323	28,996	0.5%	A-	22,320	20,447	0.5%	A-

Total Utilities	760,322	799,547	14.5%		669,004	593,990	14.3%
Other Sectors	23,392	23,692	0.5%	AA	59,728	57,338	1.3%	AA

Total	$5,477,888	$5,509,154	100.0%		$4,917,227	$4,145,440	100.0%

Quarterly Financial Supplement	Page 17

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

		September 30, 2009			June 30, 2009			March 31, 2009			December 31, 2008			September 30, 2008
(USD thousands)	Rating Agency		Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated		Amortized	Estimated
NAIC Designation	Designation	Amortized Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Fair Value	% of Total	Cost	Fair Value	% of Total
1	AAA	$3,131,946	$3,079,633	28.0%	$2,936,383	$2,750,636	27.9%	$2,887,693	$2,631,984	29.8%	$2,851,818	$2,594,429	30.4%	$2,931,176	$2,780,454	30.5%
1	AA	2,394,642	2,613,347	23.8%	2,346,453	2,372,392	24.1%	2,205,621	2,188,305	24.8%	2,147,187	2,161,537	25.3%	2,601,007	2,624,357	28.8%
1	A	2,143,244	2,319,194	21.1%	2,051,459	2,030,369	20.6%	1,952,386	1,777,195	20.1%	2,002,963	1,851,764	21.7%	1,947,355	1,779,129	19.5%
2	BBB	2,413,362	2,430,079	22.1%	2,377,473	2,212,591	22.5%	2,284,836	1,877,063	21.3%	1,991,276	1,649,513	19.3%	1,817,281	1,632,806	17.9%
3	BB	391,699	331,939	3.0%	413,840	322,158	3.3%	386,137	260,276	2.9%	268,276	195,088	2.3%	253,665	231,706	2.5%
4	B	186,547	135,107	1.3%	134,827	94,647	1.0%	88,213	53,946	0.6%	77,830	50,064	0.6%	58,868	43,503	0.5%
5	CCC and lower	95,973	64,093	0.6%	79,407	53,901	0.5%	61,502	36,804	0.4%	33,945	22,538	0.3%	31,336	27,361	0.3%
6	In or near default	13,109	13,433	0.1%	6,018	6,099	0.1%	7,061	6,347	0.1%	9,553	6,871	0.1%	2,636	2,637	0.0%

	Total	$10,770,522	$10,986,825		$10,345,860	$9,842,793		$9,873,449	$8,831,920		$9,382,848	$8,531,804		$9,643,324	$9,121,953

Structured Fixed Maturity Securities

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
		Estimated Fair	Amortized	Estimated Fair		Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair
(USD thousands)	Amortized Cost	Value	Cost	Value	Amortized Cost	Value	Cost	Value	Cost	Value
Residential mortgage-backed securities:
Agency	$754,676	$786,735	$736,056	$760,316	$796,869	$829,447	$851,507	$868,479	$859,530	$857,249
Non-agency	595,863	542,333	466,832	397,988	447,844	377,842	379,616	280,706	443,461	405,466

Total residential mortgage-backed securities	1,350,539	1,329,068	1,202,888	1,158,304	1,244,713	1,207,289	1,231,123	1,149,185	1,302,991	1,262,715
Commercial mortgage-backed securities	1,086,558	882,350	1,086,649	812,312	1,087,722	721,992	1,085,062	760,590	1,029,457	905,431
Asset-backed securities	545,194	449,252	503,191	377,382	511,088	385,205	484,577	339,378	483,308	395,907

Total	$2,982,291	$2,660,670	$2,792,728	$2,347,998	$2,843,523	$2,314,486	$2,800,762	$2,249,153	$2,815,756	$2,564,053

Quarterly Financial Supplement	Page 18

Reinsurance Group of America, Incorporated
Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

	September 30, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$6,869	$5,323	$1,920	$1,465	$6,219	$3,539
2004	—	—	21,102	14,084	—	—
2005	16,141	12,698	26,816	17,291	6,507	2,223
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$23,010	$18,021	$49,838	$32,840	$12,726	$5,762

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$—	$—	$2,800	$1,249	$17,808	$11,576
2004	—	—	23,447	14,072	44,549	28,156
2005	23,271	10,071	30,069	8,924	102,804	51,207
2006	9,485	4,089	543	66	10,028	4,155
2007	886	329	12,249	7,287	13,135	7,616
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—

Total	$33,642	$14,489	$69,108	$31,598	$188,324	$102,710

	December 31, 2008
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$11,007	$9,116	$6,509	$4,320	$1,813	$1,227
2004	—	—	21,220	13,437	33,728	26,228
2005	37,134	27,793	36,424	26,471	6,514	2,582
2006	135	134	4,500	2,076	4,998	1,991
2007	—	—	888	283	—	—
2008	—	—	—	—	—	—

Total	$48,276	$37,043	$69,541	$46,587	$47,053	$32,028

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$413	$77	$807	$106	$20,549	$14,846
2004	—	—	7,900	5,727	62,848	45,392
2005	11,908	6,529	17,905	5,739	109,885	69,114
2006	3,442	2,618	3,287	449	16,362	7,268
2007	—	—	19,588	10,880	20,476	11,163
2008	—	—	—	—	—	—

Total	$15,763	$9,224	$49,487	$22,901	$230,120	$147,783

Quarterly Financial Supplement	Page 19

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Funds Withheld Portfolios)

	September 30, 2009
(USD thousands)	AAA		AA		A
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$251,993	$263,042	$23,517	$20,966	$18,270	$11,427
2004	53,264	51,074	444	215	11,589	4,879
2005	170,141	151,826	18,657	12,312	39,490	20,580
2006	268,897	242,019	21,748	12,953	44,178	34,119
2007	271,457	240,520	27,794	7,062	67,929	33,864
2008	35,709	36,529	27,584	20,048	3,034	543
2009	3,158	3,338	—	—	—	—

Total	$1,054,619	$988,348	$119,744	$73,556	$184,490	$105,412

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$24,081	$16,695	$—	$—	$317,861	$312,130
2004	1,914	1,048	—	—	67,211	57,216
2005	15,833	8,313	27,624	16,561	271,745	209,592
2006	16,662	10,112	30,682	17,045	382,167	316,248
2007	47,633	38,444	65,630	28,984	480,443	348,874
2008	—	—	15,279	3,216	81,606	60,336
2009	—	—	—	—	3,158	3,338

Total	$106,123	$74,612	$139,215	$65,806	$1,604,191	$1,307,734

NOTE: Totals include directly held investments with amortized cost of $1,086.6 million and fair value of $882.3 million as well as investments in funds withheld with amortized cost of $517.6 million and fair value of $425.4 million.

	December 31, 2008
(USD thousands)	AAA		AA		A
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$250,720	$254,690	$24,276	$17,518	$28,432	$16,744
2004	50,245	46,737	2,147	999	10,603	3,835
2005	200,140	136,101	2,530	682	54,173	30,079
2006	306,478	234,575	16,219	6,074	45,346	31,379
2007	362,226	256,163	50,648	14,343	59,013	20,636
2008	30,017	28,501	23,387	10,698	18,342	11,186

Total	$1,199,826	$956,767	$119,207	$50,314	$215,909	$113,859

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2003 & Prior	$18,144	$11,938	$—	$—	$321,572	$300,890
2004	—	—	—	—	62,995	51,571
2005	3,679	776	—	—	260,522	167,638
2006	15,283	8,709	1,305	941	384,631	281,678
2007	—	—	—	—	471,887	291,142
2008	—	—	—	—	71,746	50,385

Total	$37,106	$21,423	$1,305	$941	$1,573,353	$1,143,304

NOTE: Totals include directly held investments with amortized cost of $1,085.1 million and fair value of $760.6 million as well as investments in funds withheld with amortized cost of $488.3 million and fair value of $382.7 million.

Quarterly Financial Supplement	Page 20

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$219,984	32.0%	$304,595	28.6%	$320,296	20.6%	$322,159	22.7%	$466,855	48.5%
20% or more for less than six months	67,306	9.8%	152,606	14.4%	406,885	26.2%	766,789	54.1%	323,511	33.7%
20% or more for six months or greater	369,459	53.8%	556,117	52.3%	735,831	47.4%	258,724	18.3%	94,982	9.9%

Total	$656,749	95.6%	$1,013,318	95.3%	$1,463,012	94.2%	$1,347,672	95.1%	$885,348	92.1%

Equity Securities

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$4,748	0.7%	$5,452	0.5%	$1,070	0.1%	$2,231	0.2%	$5,293	0.6%
20% or more for less than six months	1,819	0.2%	3,951	0.4%	10,675	0.7%	29,958	2.1%	57,710	6.0%
20% or more for six months or greater	23,898	3.5%	40,910	3.8%	78,062	5.0%	36,578	2.6%	12,291	1.3%

Total	$30,465	4.4%	$50,313	4.7%	$89,807	5.8%	$68,767	4.9%	$75,294	7.9%

Quarterly Financial Supplement	Page 21

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of September 30, 2009
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$98,012	$26,450	$900,618	$127,413	$998,630	$153,863
Canadian and Canadian provincial governments	36,958	1,394	136,521	3,532	173,479	4,926
Residential mortgage-backed securities	245,299	13,887	217,167	19,063	462,466	32,950
Foreign corporate securities	223,515	9,395	151,591	20,156	375,106	29,551
Asset-backed securities	31,893	7,005	169,722	76,358	201,615	83,363
Commercial mortgage-backed securities	24,783	13,621	548,066	162,913	572,849	176,534
U.S. government and agencies	24,375	131	—	—	24,375	131
State and political subdivisions	19,726	861	46,893	5,493	66,619	6,354
Other foreign government securities	246,323	12,397	4,102	374	250,425	12,771

Investment grade securities	950,884	85,141	2,174,680	415,302	3,125,564	500,443

Non-investment grade securities:
U.S. corporate securities	30,159	13,228	184,881	36,794	215,040	50,022
Asset-backed securities	5,006	3,960	12,086	19,274	17,092	23,234
Foreign corporate securities	—	—	6,959	6,985	6,959	6,985
Residential mortgage-backed securities	9,342	1,001	60,430	26,860	69,772	27,861
Commercial mortgage-backed securities	—	—	17,594	44,443	17,594	44,443
State and political subdivisions	—	—	4,300	3,761	4,300	3,761

Non-investment grade securities	44,507	18,189	286,250	138,117	330,757	156,306

Total fixed maturity securities	$995,391	$103,330	$2,460,930	$553,419	$3,456,321	$656,749

Non-redeemable preferred stock	3,612	971	99,408	28,241	103,020	29,212
Common stock	6,597	80	4,562	1,173	11,159	1,253

Equity securities	$10,209	$1,051	$103,970	$29,414	$114,179	$30,465

Total number of securities in an unrealized loss position	226		849		1,075

	As of December 31, 2008
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$1,407,547	$240,299	$810,115	$281,947	$2,217,662	$522,246
Canadian and Canadian provincial governments	114,754	2,751	89,956	4,420	204,710	7,171
Residential mortgage-backed securities	190,525	58,026	213,310	39,794	403,835	97,820
Foreign corporate securities	508,102	82,490	140,073	59,816	648,175	142,306
Asset-backed securities	118,608	40,139	173,505	99,147	292,113	139,286
Commercial mortgage-backed securities	523,475	200,567	188,638	126,163	712,113	326,730
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	20,403	1,947	18,250	5,936	38,653	7,883
Other foreign government securities	16,419	33	4,125	117	20,544	150

Investment grade securities	2,899,833	626,252	1,637,972	617,340	4,537,805	1,243,592

Non-investment grade securities:
U.S. corporate securities	140,426	36,615	60,378	39,884	200,804	76,499
Asset-backed securities	3,465	2,060	11,156	5,951	14,621	8,011
Foreign corporate securities	24,637	7,227	2,032	3,387	26,669	10,614
Residential mortgage-backed securities	8,089	5,944	4,496	3,012	12,585	8,956

Non-investment grade securities	176,617	51,846	78,062	52,234	254,679	104,080

Total fixed maturity securities	$3,076,450	$678,098	$1,716,034	$669,574	$4,792,484	$1,347,672

Non-redeemable preferred stock	49,376	22,316	61,249	41,844	110,625	64,160
Common stock	11,804	4,607	—	—	11,804	4,607

Equity securities	$61,180	$26,923	$61,249	$41,844	$122,429	$68,767

Total number of securities in an unrealized loss position	1,039		677		1,716

Quarterly Financial Supplement	Page 22

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2009	2009	2009	2008	2008	Quarter	2009	2008	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(16,945)	$(36,942)	$(34,395)	$(15,226)	$(92,388)	$75,443	$(88,282)	$(98,087)	$9,805
Portion of loss recognized in other accumulated comprehensive income (before taxes)	(4,000)	16,135	—	—	—	(4,000)	12,135	—	12,135

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(20,945)	(20,807)	(34,395)	(15,226)	(92,388)	71,443	(76,147)	(98,087)	21,940
Impairment losses on equity securities	—	—	(5,430)	(337)	(16,895)	16,895	(5,430)	(16,895)	11,465
Gain on investment activity	31,823	25,281	12,230	10,204	6,169	25,654	69,334	22,178	47,156
Loss on investment activity	(23,782)	(18,828)	(19,649)	(5,759)	(8,564)	(15,218)	(62,259)	(18,303)	(43,956)

Net gain/(loss) on fixed maturity and equity securities	(12,904)	(14,354)	(47,244)	(11,118)	(111,678)	98,774	(74,502)	(111,107)	36,605

Other non-derivative gain/(loss), net	(787)	2,998	430	1,481	1,376	(2,163)	2,641	3,279	(638)

Free-standing Derivatives:
Credit Default Swaps	2,919	9,288	(1,911)	(6,732)	(2,526)	5,445	10,296	(7,601)	17,897
Interest Rate Swaps	26,378	(99,016)	(38,864)	152,098	7,681	18,697	(111,502)	6,736	(118,238)
Futures	(36,951)	(48,059)	22,311	10,870	6,120	(43,071)	(62,699)	8,229	(70,928)
Other	213	592	270	—	—	213	1,075	—	1,075
Currency Forwards	1,910	1,165	(2,042)	1,638	289	1,621	1,033	302	731

Total free-standing derivatives	(5,531)	(136,030)	(20,236)	157,874	11,564	(17,095)	(161,797)	7,666	(169,463)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	51,454	64,337	(40,425)	(161,021)	(106,797)	158,251	75,366	(266,777)	342,143
GMXB	10,127	161,237	35,213	(230,775)	(35,772)	45,899	206,577	(36,707)	243,284

Total embedded derivatives	61,581	225,574	(5,212)	(391,796)	(142,569)	204,150	281,943	(303,484)	585,427

Net gain/(loss) on total derivatives	56,050	89,544	(25,448)	(233,922)	(131,005)	187,055	120,146	(295,818)	415,964

Total investment related losses, net	$42,359	$78,188	$(72,262)	$(243,559)	$(241,307)	$283,666	$48,285	$(403,646)	$451,931

Quarterly Financial Supplement	Page 23